Exhibit 10.2
SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
    THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), effective as of November 18, 2024 (the “Amendment Effective Date”), is entered into by and between Rexford Industrial Realty, Inc., a Maryland corporation (the “REIT”), Rexford Industrial Realty, L.P., a Maryland limited partnership (the “Operating Partnership”) and Laura E. Clark (the “Executive”).
    WHEREAS, the Executive is currently employed as Chief Financial Officer of the REIT and the Operating Partnership (the “Company”) pursuant to that certain Employment Agreement, effective as of July 3, 2020, as amended by that certain First amendment to Employment Agreement dated November 8, 2022, by and between the Executive, the REIT and the Operating Partnership (collectively, the “Employment Agreement”);
    WHEREAS, pursuant to that certain Unanimous Written Consent of Members in Lieu of Meeting of the Board of Directors dated June 12, 2024, the Executive was appointed to serve as the Chief Operating Officer (“COO”) of the Company, effective upon the date that the new Chief Financial Officer is appointed by the Board;
    WHEREAS, pursuant to that certain Unanimous Written Consent of Members in Lieu of Meeting of the Board of Directors dated October 21, 2024, Michael P. Fitzmaurice was appointed to serve as the new Chief Financial Officer for the Company and Operating Partnership commencing on November 18, 2024; and
    WHEREAS, the Executive desires to accept appointment and commencement of the COO position and shall vacate the position of the Chief Financial Officer as of November 18, 2024, subject to the terms and conditions of the Employment Agreement, as amended by this Amendment.
    NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
1.The first three (3) full sentences of Section 2(a)(i) of the Employment Agreement are hereby deleted and replaced in their entirety with the following:
“(i) Role and Responsibilities. During the Employment Period prior to November 18, 2024, the Executive served as Chief Financial Officer, and during the Employment Period commencing November 18, 2024, the Executive shall serve as Chief Operating Officer of the REIT and the Operating Partnership and shall perform such employment duties as are usual and customary for such positions. The Executive shall report directly to the co-Chief Executive Officers of the Company (or their designee). At the Company’s request, the Executive shall serve the Company and/or its subsidiaries and affiliates in other capacities in addition to the foregoing, consistent with the Executive’s position as Chief Operating Officer of the Company.”
2.The Company and the Executive hereby agree and acknowledge that all other terms and conditions within the Employment Agreement previously referencing the Executive’s role as Chief Financial Officer shall as of the Amendment Effective Date thereafter refer and apply to Executive’s new role and capacity as Chief Operating Officer, all of which terms and conditions are ratified and reaffirmed herein.
3.This Amendment shall be and is hereby incorporated in and forms a part of the Employment Agreement. Except as expressly provided herein, all terms and conditions of the Employment Agreement shall remain in full force and effect.
4.This Amendment and your rights hereunder shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of laws.
5.This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, the Executive has hereunto set the Executive’s hand and, pursuant to the authorization from the Board, each of the REIT and the Operating Partnership has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

REXFORD INDUSTRIAL REALTY, INC.,
a Maryland corporation

By:	/s/ Michael S. Frankel
Name: Michael S. Frankel
Title: Co-Chief Executive Officer

By:	/s/ Howard A. Schwimmer
Name: Howard A. Schwimmer
Title: Co-Chief Executive Officer

REXFORD INDUSTRIAL REALTY, L.P., a
Maryland Limited partnership

By:	REXFORD INDUSTRIAL REALTY, INC.
Its: General Partner

By:	/s/ Michael S. Frankel
Name: Michael S. Frankel
Title: Co-Chief Executive Officer

"EXECUTIVE"
/s/ Laura E. Clark
Laura E. Clark